UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2011

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)

10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)

Registrant's telephone number including area code: (888) 682-6671

No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Information

Item 8.01. Other Events.

On September 27, 2011, Employers Holdings, Inc. (the "Company") confirmed that its previously announced discussions with Clal Insurance Enterprises Holding Ltd. ("Clal") regarding a potential acquisition of Clal U.S. Holdings and its subsidiaries, principally the Guard Insurance Group, have terminated, and that its previously submitted non-binding indication of interest regarding such potential acquisition has been withdrawn.  The Company had filed a Current Report on Form 8-K on August 23, 2011 confirming that such discussions were in progress.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated:  September 27, 2011